Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Timing of Grants of Equity Awards
The Corporation has not granted stock options in more than 15 years. The Corporation does not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of the Corporation’s common shares, such as a significant positive or negative earnings announcement, or time the public release of such information based on stock option grant dates. In addition, the Corporation does not grant stock options or similar awards during periods in which there is material nonpublic information about the Corporation, including during “blackout” periods or outside a “trading window” established pursuant to the Corporation’s Insider Trading Policy. These restrictions do not apply to other types of equity awards that do not include an exercise price related to the market price of the Corporation’s common shares on the date of grant.
If stock options were to be granted in the future, the Compensation Committee would determine the grant date, and the Corporation’s executive officers would not be permitted to choose the grant date for any stock option grants.
During fiscal 2025, none of the Corporations NEOs were awarded stock options, and the Corporation did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Corporation does not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of the Corporation’s common shares, such as a significant positive or negative earnings announcement, or time the public release of such information based on stock option grant dates.
MNPI Disclosure Timed for Compensation Value	false